FINANCE EXPENSES (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure Of Finance Cost [Abstract]
Disclosure of finance expenses [Table Text Block]
	Years ended December 31,
	2021	2020
Interest expense	38,853	34,650
Amortization of financing fees	2,040	2,638
Finance expense - deferred revenue (Note 18)	5,549	5,172
Accretion on PER (Note 19)	373	550
Finance income	(678)	(249)
Loss on settlement of long-term debt (Note 17a)	5,798	-
	51,935	42,761